SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Blue Chip Fund DWS Growth & Income Fund DWS Disciplined Market Neutral Fund

Effective May 1, 2010, James B. Francis will no longer serve as portfolio manager of each of the above-listed funds. Effective as of such date, all references to Mr. Francis are hereby deleted.

Effective May 1, 2010, the following person is added to the portfolio management team listed under the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of each fund’s summary prospectus.

Russell Shtern, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

Please Retain This Supplement for Future Reference

April 30, 2010                                              [DWS INVESTMENTS LOGO]
DMF–3601SUM                                             Deutsche Bank Group